UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2024

Weatherford International plc
(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 St. James Place	,	Houston,	Texas	77056
(Address of principal executive offices)				(Zip Code)
 Registrant’s telephone number, including area code: 713.836.4000

N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.001 par value per share	WFRD	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                         Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
The 2024 Annual General Meeting of Shareholders (the “Annual Meeting”) of Weatherford International plc (the “Company”) was held on June 12, 2024. At the Annual Meeting holders of 70,512,998 ordinary shares, nominal value $0.001 per share, or approximately 96.38%, of the 73,154,140 issued and outstanding ordinary shares entitled to vote at the Annual Meeting, were present in person or by proxies.
1.    The shareholders voted at the Annual Meeting as follows to elect each of the five nominees to serve a one-year term that is anticipated to expire at the Company’s 2025 Annual General Meeting of the Shareholders.

Name of Director	For	Against	Abstaining	Broker Non-Votes

Benjamin C. Duster, IV	64,611,370	3,260,922	41,174	2,599,532
Neal P. Goldman	52,712,680	14,998,721	202,065	2,599,532
Jacqueline C. Mutschler	65,588,563	2,304,067	20,836	2,599,532
Girishchandra K. Saligram	67,844,999	47,651	20,816	2,599,532
Charles M. Sledge	67,077,780	814,926	20,760	2,599,532
2.    The shareholders voted at the Annual Meeting as follows to: (a) ratify the appointment of (i) KPMG LLP as the Company’s independent registered public accounting firm and auditor for the financial year ending December 31, 2024 and (ii) KPMG Chartered Accountants, Dublin, as the Company’s statutory auditor under Irish law to hold office until the close of the Company’s 2025 Annual General Meeting of the Shareholders; and (b) authorize the Board of Directors of the Company, acting through the Audit Committee, to determine the auditors’ remuneration.

For	Against	Abstaining	Broker Non-Votes

70,125,368	364,644	22,986	—
3.    The shareholders voted at the Annual Meeting as follows to approve, on a nonbinding advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstaining	Broker Non-Votes

67,260,084	604,756	48,626	2,599,532
4.    The shareholders voted at the Annual Meeting as follows to grant the Board of Directors the authority to issues shares under Irish law.

For	Against	Abstaining	Broker Non-Votes

67,450,471	451,088	11,907	2,599,532

5.    The shareholders voted at the Annual Meeting as follows to grant the Board of Directors the authority to opt-out of statutory preemption rights under Irish law.

For	Against	Abstaining	Broker Non-Votes

64,361,054	3,538,923	13,489	2,599,532

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc
Date: June 14, 2024	By:	/s/ Scott C. Weatherholt
Scott C. Weatherholt
Executive Vice President, General Counsel and Chief Compliance Officer